                                                                 EXHIBIT 10.4.3


                     SECOND LOAN MODIFICATION AGREEMENT


         THIS SECOND LOAN MODIFICATION AGREEMENT ("Agreement") is made and entered into as of this 1st day of May, 1996 by and between General Electric Capital Corporation, a New York corporation ("Lender"), and Sunrise Assisted Living Limited Partnership, a Virginia limited partnership ("Borrower").


                                    RECITALS

         A. Lender has made a loan in the maximum principal amount of $95,000,000 (the "Loan") to Borrower. The Loan is evidenced by the Promissory Note executed by Borrower dated June 8, 1994 in the maximum principal amount of the Loan (the "Note") and secured by (i) the mortgages and deeds of trust all executed by Borrower and dated June 8, 1994 listed on Schedule I attached hereto (individually, a "Mortgage" and, collectively, the "Mortgages") encumbering the real property and improvements legally described on EXHIBIT "A" attached hereto, (ii) a Holdback Agreement dated June 8, 1994 executed by Borrower and Lender (the "Holdback Agreement"), (iii) the Assignment of Intangible Property, Contracts and Ancillary Documents dated June 8, 1994 executed by Borrower (the "Assignment"), (iv) the Indemnity Agreement ("Indemnity Agreement") and Hazardous Substances Indemnity (the "Hazardous Substances Indemnity") both dated June 8, 1994 and executed by Paul J. Klaassen and Teresa M. Klaassen and (v) such other documents and instruments as were executed from time to time in connection with the Loan. In connection with the Loan, Sunrise Terrace, Inc., a Virginia corporation ("STI") executed and delivered to Lender a Guaranty dated June 8, 1994 (the "Original STI Guaranty"). STI has previously been released from all liability under the Original STI Guaranty. The Note, the Mortgages, the Holdback Agreement, the Assignment, the Indemnity Agreement, the Hazardous Substances Indemnity Agreement and such other documents and instruments executed from time to time in connection with the Loan (including the First Amendment, the Second STI Guaranty, as such terms are hereinafter defined, and this Agreement), as amended from time to time, are collectively referred to herein as the "Loan Documents".

         B. The Loan Documents were amended pursuant to the terms of the First Loan Modification Agreement (the "First Amendment") dated as of February 15, 1996 executed by Borrower and Lender. Pursuant to the First Amendment, STI executed and delivered to Lender a Guaranty (the "Second STI Guaranty") dated as of February 15, 1996. All capitalized terms used herein shall have the respective meanings ascribed to such terms in the Note, unless otherwise defined herein.

         C. Borrower has informed Lender that it intends to attempt to consummate an IPO which would involve the public offering of shares of common stock of Sunrise Assisted Living, Inc., a Delaware corporation ("SALI"), which is an Affiliate of Borrower (the "SALI IPO"). In connection with the SALI IPO, Borrower and Lender have agreed to consummate the transactions described in this Agreement and modify the Loan Documents as set forth in this Agreement, subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


                                  AGREEMENT

     1.   The  foregoing recitals are hereby incorporated by reference herein.

     2. On the date (the "Closing Date") which is two (2) business days following the earliest date upon which the underwriters in the SALI IPO deliver the proceeds of the SALI IPO to SALI (which is anticipated to occur not later than July 31, 1996), Borrower agrees to make the payments described in subsections (a), (b) and (f) immediately below (collectively, the "Payments") and provide to Lender the items described in subsections (c), (d) and (e) immediately below (collectively, the "Closing Deliveries"):


                    (a) Borrower shall pay to Lender, in immediately available funds (simultaneously with the Class B Indebtedness Payment, as hereinafter defined), as payment in full of (1) Cash Flow Interest accruing under the Note from and after the Closing Date (but not Cash Flow Interest accruing prior to the Closing Date, which shall remain payable by Borrower pursuant to the terms of the Note, whether or not the amount of such Cash Flow Interest is due and owing as of the Closing Date), and (2) all Participation Interest due and payable pursuant to the Note, the sum (the "Participation Interest Payment") of (i) the amount of $8,633,000, and
               (ii) the product of (x) $2,956, multiplied by (y) the number of days following June 7, 1996 upon which the Participation Interest Payment is paid to Lender and all other conditions precedent set forth in this Agreement are satisfied in full.

                    (b) Borrower shall pay to Lender, in immediately available funds (simultaneously with the Participation Interest Payment), the amount of $8,000,000 (the "Class
               B Indebtedness Payment"), to be applied to repay a portion of the Class B Indebtedness.

                    (c) Borrower shall execute and deliver to Lender an amended and restated promissory note, in form and substance satisfactory to Lender, evidencing the Loan (the "Amended and Restated Note") which shall (i) contain the modifications and terms specifically described in Paragraph 3 below, and
               (ii) otherwise be in form and substance identical to the Note.

                    (d) Borrower shall provide to Lender an endorsement to the title policies provided to Lender in connection with the Loan, in form satisfactory to Lender, reflecting the execution, delivery and recording of this Agreement in the recorder's offices where each of the Mortgages were recorded and showing no new exceptions not approved by Lender;





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                    (e)  Borrower shall provide to Lender evidence
               satisfactory to Lender of Borrower's authority to execute and deliver this Agreement, including an opinion of Borrower's in-house counsel; and

                    (f) Borrower shall pay all costs and expenses incurred by Lender in connection with this Agreement and the transactions to be consummated pursuant to this Agreement, including attorney's fees and expenses.

          3. On the Closing Date, the Note shall be amended and restated in its entirety by the Amended and Restated Note, which shall contain the following modifications to the terms of this Note:

                    (i) The obligation of Borrower to pay (1) Cash Flow
               Interest accruing under the Note from and after the Closing Date (but not Cash Flow Interest accruing prior to the Closing Date, which shall remain payable by Borrower pursuant to the terms of the Note, whether or not the amount of such Cash
               Flow Interest is due and owing as of the Closing Date), and
               (2) Participation Interest currently set forth in the Note shall be deemed fully satisfied and all provisions of the Note relating to the payment and calculation of Cash Flow Interest and Participation Interest shall be deleted from the Amended and Restated Note.

                    (ii) The amount of the Class B Indebtedness to be
               evidenced by the Amended and Restated Note shall be reduced by the amount of the Class B indebtedness Payment:

                    (iii) The Class B Contract Index Rate contained in the Amended and Restated Note applicable to the Class B Indebtedness shall be reduced from the rate currently set forth in the Note so as to equal three and three-quarters percent (3.75%) per annum in excess of the Libor Rate.

                    (iv) The restrictions on prepayment of the Class B
               Indebtedness currently set forth in Section 6.B of the Note shall be modified so as to permit prepayment of the Class B Indebtedness in whole or in part upon thirty days prior written notice to Lender.

     4. The obligations and agreements of Lender to (i) modify the Loan Documents as set forth in this Agreement, and (ii) accept the Participation Interest Payment in full satisfaction of Borrower's obligations to pay Cash Flow Interest accruing from and after the Closing Date and Participation Interest pursuant to the Note, shall at Lender's option terminate and be of no further force or effect if: (A) the Closing Date has not occurred, and Lender has not received the Payments and the Closing Deliveries, on or before July 31, 1996, or (B) there exists any Event of Default on the Closing
Date.

     5. The failure of Borrower to, not later than the Closing Date, perform its obligations under this Agreement to (i) pay in full to Lender all of the Payments, and (ii)





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provide to Lender the Closing Deliveries, in accordance with the terms of this
Agreement, shall constitute an Event of Default under the Loan Documents.

     6. Upon the occurrence of the Closing Date, (i) all references contained in any of the Loan Documents to the Note shall be deemed to refer to the Amended and Restated Note, and (ii) in the event of any inconsistency between the terms of the Loan Documents and the terms of this Agreement, the terms of
this Agreement shall control.   Except as expressly modified or replaced
pursuant of the terms of or as contemplated by this Agreement, the Loan Documents are in full force and effect and are hereby ratified and confirmed by Borrower and Lender.

     7. This Agreement shall be binding upon and inure to the benefit of Lender and Borrower, and their respective heirs, legal representatives, successors and assigns subject to all limitations currently set forth in the Loan Documents. This Agreement is not intended to benefit any party other than the Borrower, the Lender, and the successors and assigns of the Lender and is specifically not intended to be for the benefit of any party other than those which are a party to this Agreement.

     8. This Agreement may be executed in two or more counterparts, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

     9. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the Commonwealth of Virginia applicable to contracts made to be performed in that State without regard to principles of conflicts of law.





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     10.  Borrower's (and its partners') liability hereunder is limited as set forth in Section 17 of the Note and Section 17 of the Note is hereby incorporated by reference as if fully set forth herein.

     IN WITNESS WHEREOF, the parties hereto have executed this document as of the day and year first above written.

               BORROWER:

               SUNRISE ASSISTED LIVING LIMITED
               PARTNERSHIP, a Virginia limited general
               partnership

               By:  Sunrise Assisted Living Investments, Inc.
                    a Virginia Corporation, its general partner

               By:    [sig]
                  --------------------------------
                  Its:      EVP
                      ----------------------------


               LENDER:

               GENERAL ELECTRIC CAPITAL
               CORPORATION, a New York corporation

               By:  /s/ ROBERT C. SKELLY
                  --------------------------------

                  Its: AUTHORIZED SIGNATORY
                      --------------------------


Prepared by and after
recording return to:

Gary Fox, Esq.
Sonnenschein Nath & Rosenthal
8000 Sears Tower
Chicago, Illinois  60606





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STATE OF VIRGINIA         )
                          ) SS:
COUNTY OF FAIRFAX         )

     Before me, a Notary Public, in and for said County and State, personally appeared David Faeder, the Exec. V.P. of SUNRISE ASSISTED LIVING INVESTMENTS, INC., a Virginia corporation, the general partner of SUNRISE ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership, and acknowledged the execution of the foregoing instrument on behalf of the corporation, as such general partner.

     WITNESS my hand and Notarial Seal this 1st day of May, 1996

                                /s/ LINDA BOLINO
                                --------------------------
                                Signature

                                Linda Bolino
                                --------------------------
                                Printed Name


My Commission Expires:

     12/31/96
- ---------------------




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STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     Before me, a Notary Public, in and for said County and State, personally appeared Robert Skelly, the authorized signatory of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, and acknowledged the execution of the foregoing instrument on behalf of the corporation.

     WITNESS my hand and Notarial Seal this 1st day of May, 1996.

                           /s/ CATHERINE C. KELLY
                           ----------------------------
                           Signature

                           Catherine C. Kelly
                           -----------------------------
                           Printed Name



My Commission Expires:

    2-10-97
- ---------------------




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